UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2005

Power3 Medical Products, Inc.

(Exact name of registrant as specified in its charter)

New York	0-24921	65-0565144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Research Forest Drive, Suite B2-3
The Woodlands, Texas  77381

(Address of principal executive offices and zip code)

(281) 466-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                          Changes in Registrant’s Certifying Accountant.

On July 28, 2005, the management of Power3 Medical Products, Inc. (“the Company”) decided upon a change in its independent public accounting firm and confirmed that the Company would no longer engage Kingery & Crouse, P.A. as its independent public accounting firm.  On that same date, the Company engaged the services of John A. Braden & Company, PC, as its independent public accounting firm for its fiscal year ending December 31, 2004.  The Company’s Board of Directors authorized the engagement of John A. Braden & Company, PC as the Company’s independent public accounting firm.

The audit report of Kingery & Crouse on the Company’s financial statements as of and for the fiscal year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, but did contain modifications as to the Registrant’s ability to continue as a going concern.  From the date of Kingery & Crouse’s appointment through the date of their dismissal on July 28, 2005, there were no disagreements between the Company and Kingery & Crouse, P.A. on any matter listed under Item 304, Section (a) (1) (iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Kingery & Crouse, P.A. would have caused them to make reference to the matter in its reports on the Company’s financial statements.  A letter from Kingery & Crouse is attached hereto as Exhibit 16.1, indicating whether it agrees with the statements herein.

The Company has engaged John A. Braden & Company to audit the Company’s financial statements for the year ended December 31, 2004.  The Company’s fiscal 2004 financials have not been filed in a 10-KSB for 2004 and Kingery & Crouse did not report on the financial statements of the Company for the fiscal year ended December 31, 2004.

In deciding to select John A. Braden & Company, the Board of Directors of Power3 reviewed auditor independence issues and existing commercial relationships with John A. Braden & Company and concluded that John A. Braden & Company has no commercial relationship with the Company that would impair its independence.

During the two most recent fiscal years ended December 31, 2003 and December 31, 2004, and the subsequent interim period through June 28, 2005, the Company did not consult with John A. Braden & Company, PC, regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01                                             Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit Number	Description

Exhibit 16.1*	Letter from Kingery & Crouse P.A. regarding agreement with 8-K statements

Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power3 Medical Products, Inc.

	By:	/s/ Steven B.Rash
President & Chief Executive Officer

Date: August 2, 2005